THIS EXHIBIT CONTAINS CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. THE CONFIDENTIAL INFORMATION ON PAGES 6, 8, 9 AND 10 HAS BEEN REPLACED WITH ASTERISKS.

                                                                   EXHIBIT 10.5

                       RECEIVABLES CONTRIBUTION AGREEMENT

                         ------------------------------


                         MIDLAND CREDIT MANAGEMENT, INC.
                                    (SELLER)



                        MIDLAND FUNDING 98-A CORPORATION
                                    (ISSUER)



                           DATED AS OF MARCH 31, 1999

                         ------------------------------


   MIDLAND CREDIT MANAGEMENT RECEIVABLES-BACKED VARIABLE FUNDING NOTE, SERIES
                                     1999-A

                         ------------------------------

                       RECEIVABLES CONTRIBUTION AGREEMENT

         This RECEIVABLES CONTRIBUTION AGREEMENT (this "Agreement") is made as of March 31, 1999, by and among MIDLAND CREDIT MANAGEMENT, INC., a Kansas corporation (the "Seller"), and MIDLAND FUNDING 98-A CORPORATION, a Delaware Corporation (the "Issuer").

                              W I T N E S S E T H:

         WHEREAS, the Issuer is a limited purpose finance subsidiary of the Seller;

         WHEREAS, the Issuer, Midland Credit Management, Inc., as servicer (the "Servicer"), Norwest Bank Minnesota, National Association, as trustee (the "Trustee") and Asset Guaranty Insurance Company as Note Insurer ("Note Insurer") propose to enter into an Indenture and Servicing Agreement (the "Indenture and Servicing Agreement") dated as of March 31, 1999 pursuant to which the Midland Credit Management Receivables-Backed Variable Funding Notes, Series 1999-A (the "Notes") will be issued;

         WHEREAS, the Notes to be issued by the Issuer pursuant to the Indenture and Servicing Agreement will be collateralized by certain Receivables and related property and certain monies in respect thereof now owned and to be hereafter acquired by the Issuer; and

         WHEREAS, as of the date hereof, the Seller is the sole stockholder of the Issuer and, in consideration of the transfer to the Seller of the Receivables and related property, both now owned and hereafter acquired by the Seller, upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. DEFINITIONS. This Agreement is entered into in connection with the terms and conditions of the Indenture and Servicing Agreement, and each of the terms and conditions of the Indenture and Servicing Agreement are hereby incorporated by reference. Any capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the Indenture and Servicing Agreement.


SECTION 2. TRANSFER AND ASSIGNMENT OF RECEIVABLES.

     (a) The Seller, from time to time hereafter, shall transfer to the Issuer and the Issuer shall acquire from the Seller additional Receivables pursuant to a Schedule of Receivables substantially in the form of Exhibit A hereto and shall be executed by the Issuer and the Seller. Upon such execution, the Consumer Accounts described therein shall become "Receivables" and a portion of the Contributed Assets (as defined in Section 2(b)) under this Agreement and a part of the Trust Estate under the Indenture and Servicing Agreement, together with all of the additional property and interests in property described in Section 2(b). Each Schedule of Receivables is incorporated by this reference into this Agreement and the Indenture and Servicing Agreement.

     (b) Subject to the terms and conditions contained herein, the Seller hereby assigns and transfers to the Issuer, and the Issuer hereby accepts, all of the Seller's right, title and interest in, to and under the following described property and interests in property (the "Contributed Assets"):


                  (i) the Receivables identified on each Schedule of Receivables hereafter entered into between the Seller and the Issuer, delivered by the Seller to the Issuer and Trustee in connection with each Funding Date, and all monies due thereon or paid thereunder or in respect thereof (including fees and charges paid by Obligors) on and after the Funding Date related to such Schedule of Receivables;

                  (ii) all right, title and interest of the Seller in, to and under each Asset Sale Agreement, and all related documents, instruments and agreements pursuant to which the Seller acquired, or acquired an interest in, any of the Receivables from an Originating Institution;

                  (iii) all books, records and documents relating to the Receivables in any medium including without limitation paper, tapes, disks and other electronic media; and

                  (iv) all proceeds, products, rents and profits of any of the foregoing and all other amounts payable in respect of the foregoing, including, without limitation, proceeds of insurance policies insuring any of the foregoing or any indemnity or warranty payable by reason of loss or damage to or otherwise in respect of any of the foregoing.

     (c) In consideration of the transfer and conveyance of the Contributed Assets by the Seller to the Issuer, the Issuer shall on each Funding Date pay to the Seller an amount equal to the Purchase Price.

     (d) It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute an absolute sale of the Contributed Assets from the Seller to the Issuer and that the Contributed Assets shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The Seller agrees to execute and file all filings (including filings under the UCC) necessary in any jurisdiction to provide third parties with notice of the sale of the Contributed Assets pursuant to this Agreement and to perfect such sale under the UCC.

     (e) Although the parties hereto intend that the transfer and assignment contemplated by this Agreement be a sale, in the event such transfer and assignment is deemed to be other than a sale, the parties intend that (i) all filings described in the foregoing paragraph shall give the Issuer a first priority perfected security interest in, to and under the Contributed Assets, and other property conveyed hereunder and all proceeds of any of the foregoing and (ii) this Agreement shall be deemed to be the grant of a security interest from the Seller to the Issuer in the Contributed Assets and the Issuer shall have all rights, powers and privileges of a secured party under the UCC. In furtherance of the foregoing intent, the Seller hereby grants to the Issuer a security interest in the Contributed Assets to secure the obligations of the Seller to the Issuer under all Transaction Documents.

     (f) In connection with the foregoing conveyance, the Seller shall ensure that, from and after the time of sale of the Receivables to the Issuer under this Agreement, the master computer records (including any back-up archives) maintained by or on behalf of the Seller that refer to any Receivable indicate clearly the interest of the Issuer in such Receivable and that the Receivable is owned by the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on such computer records when, and only when, the Receivable has been paid in full, repurchased or assigned by the Issuer.

     (g) The Seller agrees that all Contributed Assets transferred, assigned and delivered to the Issuer hereunder shall comply with all the representations and warranties set forth in this Agreement and all other Transaction Documents.

     (h) As of each Funding Date, the Seller and the Issuer shall execute a Schedule of Receivables, which shall subject the Receivables described therein and any related Contributed Assets to the provisions hereof and the other Transaction Documents as of such Funding Date.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF SELLER.

         The Seller hereby makes the following representations and warranties on which the Issuer is relying in accepting the Receivables and executing this Agreement. Except to the extent otherwise specifically provided in clause (x), the representations shall speak as of the execution and delivery of this Agreement, and as of each Funding Date. Such representations and warranties shall survive the transfer, assignment and conveyance of any Receivables to the Issuer and are as follows:

     (a) Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas with corporate power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall now have, power, authority and legal right to acquire, own, hold, transfer, assign and convey the Receivables.

     (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals and as to which the failure to obtain such licenses or approvals would have a material and adverse impact upon the value or collectability of the Receivables.

     (c) Power and Authority. The Seller has all requisite corporate power and authority to own the Receivables, to execute and deliver this Agreement and any and all other instruments and documents necessary to consummate the transactions contemplated hereby (the "Seller's Related Documents") and to perform each of its obligations under this Agreement and under the Seller's Related Documents, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each of the Seller's Related Documents by the Seller, the performance by the Seller of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have each been duly authorized by the Board of Directors of the Seller and no further corporate actions are required to be taken by the Seller in connection therewith.

     (d) Valid Transfer; Binding Obligation. Upon the execution and delivery of this Agreement and each Schedule of Receivables by each of the parties hereto, this Agreement shall evidence a valid transfer, assignment and conveyance of the Receivables, which is enforceable against creditors of and purchasers from the Seller, and will constitute the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

     (e) No Violation. Neither the execution, delivery and performance of this Agreement by the Seller nor the consummation by the Seller of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Agreement (i) materially conflicts with or results in a material breach of any terms, conditions or provisions of the articles of incorporation or bylaws of the Seller or any indenture, agreement or other instrument to which the Seller or any of its subsidiaries is a party or by which it is bound, (ii) constitutes a material default (whether with notice or lapse of time or both), or results in the creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of the Seller, under the terms of any of the foregoing or (iii) violates any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any court or of any public, governmental or regulatory body, agency or authority applicable to the Seller.

     (f) Litigation; Judicial Proceedings. There are no judicial or administrative actions, proceedings or investigations pending or, to the Seller's knowledge, threatened by or against the Seller with respect to the transactions contemplated hereby, at law or in equity or before or by any federal, state, municipal, foreign or other governmental department, commission, board, agency, instrumentality or authority.

     (g) All Consents Obtained. All approvals, authorizations, consents, orders or other actions of any persons or of any governmental body or official required in connection with the execution and delivery by the Seller of this Agreement and the Transaction Documents to which the Seller is a party, the performance by the Seller of the transactions contemplated by this Agreement and the fulfillment by the Seller of the terms hereof and thereof, have been obtained.

     (h) Not an Investment Company. The Seller is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and none of the execution, delivery or performance of obligations under this Agreement or any of the Seller's Related Documents, or the consummation of any of the transactions contemplated thereby (including, without limitation, the contribution of the Contributed Assets hereunder) will violate any provision of the Investment Company Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     (i) All Tax Returns True, Correct and Timely Filed. All material tax returns required to be filed by the Seller in any jurisdiction have in fact been filed and all taxes, assessments, fees and other governmental charges upon the Seller or upon any of its properties, income or franchises shown to be due and payable on such returns have been paid. To the best of the Seller's knowledge all such tax returns were true and correct in all material respects and the Seller knows of no proposed material additional tax assessment against it nor of any basis therefor. The provisions for taxes on the books of the Seller and each subsidiary are in accordance with generally accepted accounting principles.

     (j) No Restrictions on Seller Affecting Its Business. The Seller is not a party to any contract or agreement, or subject to any charter or other corporate restriction which materially and adversely affects its business.

     (k) Perfection of Security Interest. All filings and recordings as may be necessary to perfect the interest of the Issuer in the Receivables have been accomplished and are in full force and effect. The Seller will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer in all of the Receivables is fully protected.

     (l) All Taxes, Fees and Charges Relating to Transaction and Transaction Documents Paid. Any taxes, fees and other governmental charges in connection with the execution and delivery of the Agreement and the transactions contemplated hereby have been or will be paid by the Seller at or prior to the Closing Date.

     (m) Standard & Poor's Ratings Services. The information supplied by the Seller to Standard & Poor's Ratings Services in connection with obtaining a rating for the Notes did not contain any untrue statement of a material fact or omit to state any material fact required to be stated in order to make such information not misleading.

     (n) No Broker, Finder or Financial Adviser Other Than Rothschild. Neither the Seller nor any of its officers, directors, employees or agents has employed any broker, finder or financial adviser other than Rothschild Inc. or incurred any liability for fees or commissions to any person other than Rothschild Inc. in connection with the offering, issuance or sale of the Notes.

     (o) Location of Chief Executive Office and Records. The principal place of business and chief executive office of the Seller, and the office where the Seller

*Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


maintains all of its records, is located at 500 West First Street, Hutchinson, Kansas 67504; provided that, at any time after the Closing Date, upon 30 days' prior written notice to each of the Issuer, the Note Insurer and the Trustee, the Seller may relocate its principal place of business and chief executive office, and/or the office where it maintains all of its records, to another location within the United States to the extent that the Seller shall have taken all actions necessary or reasonably requested by the Issuer, the Trustee or the
Note Insurer to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Trustee or the Note Insurer to further perfect or evidence the rights, claims or security interests of any of the Issuer or any assignee or beneficiary of the Issuer's rights under this Agreement, including the Trustee or the Note Insurer under any of the Transaction Documents.

     (p) Ownership of the Issuer. One hundred percent (100%) of the stock of the Issuer is directly owned (both beneficially and of record) by the Seller. Such shares of stock are validly issued, fully paid and nonassessable and no one other than the Seller has any rights to acquire stock of the Issuer.

     (q) Solvency. The Seller, both prior to and after giving effect to each contribution of Receivables identified in a Schedule of Receivables on the Closing Date (or on any Funding Date thereafter, as the case may be) (i) is not "insolvent" (as such term is defined in Section 101(32)(A) of the Bankruptcy
Code), (ii) is able to pay its debts as they become due, and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

     (r) Reporting and Accounting Treatment. For reporting and accounting purposes, and in its books of account and records, the Seller will treat the sale of Receivables pursuant to this Agreement as an absolute assignment of the Seller's full right, title and ownership interest in each such Receivable and the Seller has not in any other manner accounted for or treated the transactions.

[*]

                  (ii) The information set forth in any Schedule of Receivables shall be true and correct in all material respects as of the Funding Date and in the event the Seller owns Consumer Accounts other than the Receivables, no selection procedures adverse to the Issuer shall have been utilized in selecting the Receivables from the Consumer Accounts of the Seller.

                  (iii) None of the Receivables shall be due from the United States or any state or local government, or from any agency, department or instrumentality of the United States or any state or local government.

                  (iv) None of the Receivables shall be due from any employee of the Seller or any of its affiliates, or predecessors.

                  (v) It is the intention of the Seller that the transfer and assignment herein contemplated, taken as a whole, constitute a sale of the Receivables from the Seller to the Issuer and that the Receivables shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, free and clear of all Liens and rights of others; immediately upon the transfer and assignment thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the UCC.

                  (vi) As of the Funding Date with respect to the Receivables transferred on such Funding Date, the Seller has not taken any action that, or failed to take any action the omission of which, would materially impair the rights of the Issuer with respect to any Receivable.

                  (vii) As of the Funding Date with respect to the Receivables transferred on such Funding Date, no Receivable has been identified by the Seller or reported to the Seller by the related Originating Institution as having resulted from fraud perpetrated by the Obligor with respect to the related account.

                  (viii) All filings (including UCC filings) necessary in any jurisdiction to provide third parties with notice of the transfer and assignment herein contemplated, to perfect the transfer of the Receivables hereunder and to give the Issuer a first priority security interest in the Receivables that is prior to any other interest held by any other person (except the Trustee on behalf of the Noteholders) shall have been made.

                  (ix) No Receivable is secured by "real property" or "fixtures" or evidenced by an "instrument" under and as defined in the UCC.

*Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


                  (x) As of the Funding Date, with respect to the Receivables transferred on such Funding Date, each Receivable File is kept at the location identified for such purpose in the Indenture and Servicing Agreement.

                  (xi) Each Receivable is part of a Pool which satisfies each of the requirements set forth in the subsection 3(t) hereof, provided that such Pools are aggregated with all other Pools to the extent set forth therein.

                  (xii) Each Receivable has been serviced by the Seller in accordance with the Customary Procedures from the date each such Receivable was purchased by the Seller.

[*]

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


                                      [*]

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.


                                      [*]


SECTION 4. REACQUISITION OF RECEIVABLES UPON BREACH.

         If, as a result of a breach of any of the representations and warranties made by the Seller to the Issuer hereunder, the Issuer breaches similar representations and warranties made by it under the Indenture and Servicing Agreement and thereby becomes obligated under the Indenture and Servicing Agreement to make a repayment in respect of any Receivables under
Section 2.05 or 7.02 or to substitute Receivables under Section 2.05, in addition to any other rights or remedies that the Issuer may have against the Seller as a result of such breach, the Seller shall be obligated to (i) accept a retransfer of such Receivables from the Issuer for an amount equal to the amount the Issuer is required to deposit under the Indenture and Servicing Agreement in connection with such retransfer or (ii) accept retransfer of any such Receivable in exchange for the sale, transfer and conveyance hereunder, pursuant to a Schedule of Receivables, of Receivables of equal or greater value from the Originating Institution (the "Substitute Receivables") of the affected Receivables, if and to the extent that the Seller has the right to demand, or is obligated to accept such substitution, pursuant to the terms of the applicable Asset Sale Agreement.

SECTION 5. TERMINATION.

         This Agreement (a) may not be terminated prior to the termination of the Indenture and Servicing Agreement and (b) may be terminated at any time thereafter by either party upon written notice to the other party.

SECTION 6. GENERAL COVENANTS OF SELLER.

         The Seller covenants and agrees that from the Closing Date until the termination of the Indenture and Servicing Agreement:

     (a) No Change in Name or Chief Executive Office or Location of Records. The Seller covenants that it shall not change its name, and shall maintain its principal place of business and chief executive office, and the office where it maintains all of its records, at 500 West First Street, Hutchinson, Kansas 67504; provided that, at any time after the Closing Date, upon 30 days' prior written notice to each of the Issuer, the Note Insurer and the Trustee, the Seller may change its name and/or relocate its principal place of business and chief executive office, and/or the office where it maintains all of its records, to another location within the United States to the extent that the Seller shall have taken all actions necessary or reasonably requested by the Issuer, the Trustee or the Note Insurer to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Trustee or the Note Insurer to further perfect or evidence the rights, claims or security interests of any of the Issuer or any assignee or beneficiary of the Issuer's rights under the Agreement including the Trustee or the Note Insurer under any of the Transaction Documents.

     (b) Separate Identity. The Seller hereby covenants and agrees to take all actions required to maintain the Issuer's status as a separate legal entity. Without limiting the foregoing, the Seller shall:

                  (i) cause the Issuer to conduct all of its business, and make all communications to third parties (including all invoices (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as employees of the Issuer (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Issuer's employees):

                  (ii) cause the Issuer to compensate all employees, consultants and agents directly or indirectly through reimbursement of the Seller, from the Issuer's bank accounts, for services provided to the Issuer by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Issuer is also an employee, consultant or agent of the Seller, allocate the compensation of such employee, consultant or agent between the Issuer and the Seller on a basis which reflects the respective services rendered to the Issuer and the Seller;

                  (iii) cause the Issuer to (A) pay its own incidental administrative costs and expenses from its own funds and (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the Issuer and the Seller, on the basis of actual use to the extent practicable, and to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered;

                  (iv) cause the Issuer to at all times have at least two independent directors, as provided in the Issuer's Certificate of Incorporation;

                  (v) cause the Issuer to maintain its books and records separate from those of any Affiliate;

                  (vi) cause the Issuer to prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statements have notes to the effect that the Issuer is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors, as the case may be;

                  (vii) cause the Issuer to not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment or funds which may be commingled until deposit into the Collection Account in accordance with the Indenture and Servicing Agreement), and not to hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

                  (viii) not permit any of its Affiliates to pay the Issuer's operating expenses;

                  (ix) not permit the Issuer to guarantee any obligation of any of its Affiliates, have any of its obligations guaranteed by any such Affiliate (either directly or by seeking credit based on the assets of such Affiliate), or otherwise hold itself out as responsible for the debts of any Affiliate;

                  (x) cause the Issuer to maintain at all times stationery separate from that of any Affiliate and have all its officers and employees conduct all of its business solely in its own name;

                  (xi) hold regular meetings of its Board of Directors in accordance with the provisions of its Certificate of Incorporation and bylaws and otherwise take such actions as are necessary on its part to ensure that all corporate procedures required by its Certificate of Incorporation and bylaws are duly and validly taken;

                  (xii) cause the Issuer to respond to any inquires with respect to ownership of a Receivable by stating that it is the owner of such contributed Receivable, and, if requested to do so, that the Trustee has been granted a security interest in such Receivable; and

                  (xiii) cause the Issuer to take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by the Issuer's counsel remain true and correct at all times.

     (c) No Liens, Etc. Against Receivables and Trust Property. The Seller hereby covenants and agrees not to create or suffer to exist (by operation of law or otherwise), any Lien upon or with respect to, any Receivables or the Trust Estate, or any interest in either thereof, or upon or with respect to any Account, or assign any right to receive income in respect thereof, except for the Lien created by the Indenture and Servicing Agreement. The Seller shall immediately notify the Trustee of the existence of any Lien on any Receivables or the Trust Estate, and the Seller shall defend the right, title and interest of each of the Issuer and the Trustee in, to and under the Receivables and Trust Estate, against all claims of third parties.

SECTION 7. MISCELLANEOUS.

     (a) This Agreement may not be amended except by an instrument in writing signed by the Seller and the Issuer. In addition, so long as the Notes are outstanding, this Agreement may not be amended without the prior written consent of (i) Noteholders holding a majority of the outstanding principal on the Notes unless the Seller and the Issuer deliver to the Trustee written evidence from the Rating Agency that such Rating Agency has reviewed such proposed amendment and that the amendment of this Agreement will not result in a reduction or withdrawal of its rating on the Notes and (ii) the Note Insurer.

     (b) The covenants, agreements, rights and obligations contained in this Agreement shall be binding upon the successors and assigns of the Seller and shall inure to the benefit of the successors and assigns of the Issuer, and all persons claiming by, through or under the Issuer.

     (c) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other Jurisdiction.

     (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Kansas.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     (e) This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the original or the same counterpart. Any counterpart hereof signed by a party against whom enforcement of this Agreement is sought shall be admissible into evidence as an original hereof to prove the contents hereof.

     (f) The Seller covenants and agrees that prior to the date which is one year and one day after the termination of the Indenture and Servicing Agreement, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section 7(f) shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Receivables Contribution Agreement to be duly executed as of the date first above written.



                                       MIDLAND CREDIT MANAGEMENT, INC.


                                       By: /s/ Ronald W. Bretches
                                          --------------------------------
                                       Name:  Ronald W. Bretches
                                       Title: Senior Vice President



                                       MIDLAND FUNDING 98-A CORPORATION



                                       By: /s/ Ronald W. Bretches
                                          --------------------------------
                                       Name:  Ronald W. Bretches
                                       Title: Treasurer